UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2013

Coastal Carolina Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	333-152331	33-1206107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1012 38th Avenue North, Myrtle Beach, South Carolina	29577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (843) 839-2265

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition, Item 7.01. Regulation FD Disclosure.

On July 31, 2013, Coastal Carolina Bancshares, Inc. (the “Company”), the holding company for Coastal Carolina National Bank (the “Bank”), mailed a letter to its shareholders announcing its unaudited financial results for the second quarter ended June 30, 2013. A copy of the shareholder letter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, the letter announced the decision by the Board of Directors of Coastal Carolina Bancshares, Inc. (the “Company”) to eliminate the filing of periodic reports with the Securities and Exchange Commission (the “SEC”) in an effort to save the Company significant annual expenses.

Pursuant to the Jumpstart Our Business Startups Act, enacted April 5, 2012, the Company, as a bank holding Company with less than 1,200 shareholders of record as of its last fiscal year, is no longer required to file periodic reports with the SEC under the Securities Exchange Act of 1934.

The Company, as a registered bank holding company, will continue to report semi-annual financial results to the Federal Reserve Bank, and the Bank will continue to file quarterly financial results to its bank regulatory authorities via call reports and, with such financial information being publicly available to the Company’s shareholders. In addition, we plan to send out a quarterly shareholder letter that will provide a performance update and comments on key points of interest.

The letter to shareholders is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Letter dated July 31, 2013 to the shareholders of the Company

Forward-looking Statements

The letter furnished with this Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect”, “anticipate”, “intend”, “target”, “estimate”, “continue”, “positions”, “prospects”, “potential” “would”, “should”, “could” “will” or “may”. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and these statements, may not be realized. Forward-looking statements speak only as of the date they are made and the Company does not have any duty to update forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL CAROLINA BANCSHARES, INC.

By:	/s/ Laurence S. Bolchoz, Jr.
Laurence S. Bolchoz, Jr.
Chief Executive Officer

Dated: July 31, 2013